UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2017

People’s Utah Bancorp
(Exact name of registrant as specified in its charter)

Utah	001-37416	87-0622021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street American Fork, UT
(Address of principal executive offices)

84003
(Zip code)

(801) 642-3998
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Item 1.01          Entry into a Material Definitive Agreement.

On October 4, 2017, People’s Intermountain Bank (“PIB” or the “Bank”), a wholly owned subsidiary of People’s Utah Bancorp (“PUB” or the “Company”) (Nasdaq: PUB) entered into an amendment (the “Amendment”) to that certain Purchase and Assumption Agreement (the “Agreement”) with Banner Bank, a wholly owned subsidiary of Banner Corporation (“Banner”) (Nasdaq: BANR). The Amendment (1) clarifies the exclusion of certain loans from the transaction, (2) sets forth a revised method for PIB to assume certain letters of credit, and (3) revises the indemnification obligations related to certain lease assignments.

Item 2.01Completion of Acquisition or Disposition of Assets

On October 6, 2017, the Bank successfully completed the previously announced acquisition of $250 million in loans and seven Utah branch locations with $165 million in low-cost deposits from Banner Corporation’s (Nasdaq:BANR) banking subsidiary Banner Bank (“Banner”).  The Bank paid a deposit premium of $13.4 million based on average deposits at closing.  The Bank has also successfully completed the conversion of these branches onto the Bank’s core banking platform.  The seven branches acquired are located in Salt Lake City, Provo, South Jordan, Woods Cross, Orem, Salem, and Springville.  The Woods Cross and Orem branches have successfully been consolidated into the existing Bank of American Fork Bountiful and Orem branches, respectively. The Bank will operate the remaining branches under the name of Bank of American Fork, a division of PIB.

Item 9.01          Exhibits.

Exhibit Number	Description
2.1*	Purchase and Assumption Agreement by and Between Banner Bank and People’s Intermountain Bank (incorporated by reference to Exhibit 2.1 to the company’s Form 10-Q, filed on August 8, 2017) (001-37416)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: October 10, 2017	By:	/s/ Wolfgang T. N. Muelleck
Wolfgang T. N. Muelleck
Executive Vice President and Chief Financial Officer

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